UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2008

Golf Trust of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14494	33-0724736
(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, SC	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-4653

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On  April 10, 2008, the Board of Directors of Golf Trust of America, Inc. (the “Company”), based on its Audit Committee’s recommendation, dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accountants and approved the engagement of Cherry Bekaert & Holland, L.L.P. (CB&H) to serve as the Company’s independent registered public accountants for the fiscal year 2008. On April 16, 2008 the Company issued a press release announcing the change in its independent registered public accountants.

BDO’s reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through the date of dismissal of BDO, there were no disagreements with BDO on any matter of  accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of the disclosures in the preceding two paragraphs and requested in writing that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BDO provided a letter, dated April 15, 2008 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the years ended December  31, 2007 and 2006, CB&H provided certain consulting services to the Company in connection with the preparation of regulatory filings. BDO was aware of this arrangement and performed audit services with respect to all periods that CB&H provided such services to the Company.  During the year ended December 31, 2007, CB&H  audited the Company’s 401K plan for the year ended December 31, 2006, and assisted the Company with (i) the drafting of a memorandum to the Securities and Exchange Commission regarding the application of accounting standards to the adoption of the going concern method of accounting from the liquidation method of accounting, (ii) the application of FIN 48, Accounting for Uncertainty in Income Taxes and (iii) consulting services relating to section 404 of the Sarbanes-Oxley Act.  Such services were provided under the direction and supervision of the Company’s Chief Financial Officer.   CB&H has provided no services as of or for any period that was not subject to audit by BDO prior to January 1, 2008.  CB&H did not provide any services to the Company on any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-X or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-X.

A copy of the letter from BDO referenced above and the Company’s press release announcing the matters set forth above are furnished hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated April 15, 2008

99.2	Press release of Golf Trust of America, Inc. dated April 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golf Trust of America, Inc.
(Registrant)

Date: April 16, 2008	By:	/s/ Michael C. Pearce
Michael C. Pearce
President and Chief Executive Officer